Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Partners

MeriStar Hospitality Operating Partnership, L.P.:

Under date of March 15, 2005, we reported on the consolidated balance sheets of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, partners’ capital and cash flows for each of the years in the three-year period ended December 31, 2004, included in MeriStar Hospitality Operating Partnership, L.P.’s annual report on Form 10-K for the year 2004. Our audits were made for the purpose of forming an opinion on the consolidated financial statements of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/    KPMG LLP

McLean, VA

March 15, 2005

Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Assets
Property and equipment	$22,301	1,476,952	—	—	—	—	—	10,885	13,687	88,943
Accumulated depreciation	(14,642)	(286,652)	—	—	—	—	—	(783)	(3,179)	(14,741)

	7,659	1,190,300	—	—	—	—	—	10,102	10,508	74,202

Restricted cash	55,754	1,346	—	—	—	—	—	—	—	—
Investment in affiliate	2,492,499	7,992	40,393	9,487	32	72	2,989	—	—	—
Due to/from subsidiaries	(1,106,110)	522,427	709	750	—	9	73	7,830	6,748	31,376
Note receivable from subsidiaries	221,704	—	—	—	—	—	—	—	—	—
Insurance claim receivable	76,056	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	31,287	(3,841)	—	—	—	—	—	(11)	(81)	(101)
Accounts receivable, net	9,596	1,054	740	—	—	—	—	—	—	—
Cash and cash equivalents	41,224	—	—	—	—	—	—	—	—	—

	$1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477

Liabilities and Partners’ Capital
Long-term debt	$841,976	471,781	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	203,977	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,777	5,128	—	—	—	—	—	—	6	—
Accrued interest	38,683	2,214	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	11,347	—	—	—	—	—	—	—	—	—
Other liabilities	5,382	—	—	—	—	—	—	—	—	—

	1,116,142	479,123	—	—	—	—	—	—	6	—

Minority interests	2,418	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	19,187	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	691,922	1,240,155	41,842	10,237	32	81	3,062	17,921	17,169	105,477

	$1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Assets
Property and equipment	27,485	16,028	10,034	11,800	17,581	—	—	18,367	49,971	—
Accumulated depreciation	(7,319)	(3,618)	(413)	(723)	(4,384)	—	—	(3,377)	(11,560)	(1)

	20,166	12,410	9,621	11,077	13,197	—	—	14,990	38,411	(1)

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	(4,175)	7,517	3,135	5,022	6,581	(43)	—	9,328	22,758	7,015
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(190)	(26)	(12)	(77)	2	—	—	(21)	(93)	—
Accounts receivable, net	—	—	—	—	—	—	—	124	—	64
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	15,801	19,901	12,744	16,022	19,780	—	—	24,421	61,076	7,078

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	59	—	153	1	211	—	—	(21)	(20)	5
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	59	—	153	1	211	—	—	(21)	(20)	5

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	15,742	19,901	12,591	16,021	19,569	—	—	24,442	61,096	7,073

	15,801	19,901	12,744	16,022	19,780	—	—	24,421	61,076	7,078

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Assets
Property and equipment	20,404	18,560	24,167	—	—	1	20,118	22,986	5,500	—
Accumulated depreciation	(4,557)	(591)	(5,738)	—	—	—	(3,974)	(7,740)	(2)	—

	15,847	17,969	18,429	—	—	1	16,144	15,246	5,498	—

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	15,571	12,510	8,688	11,439	—	3,413	6,024	9,411	8,518	9,944
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(83)	(178)	(35)	—	—	—	(22)	(43)	(96)	—
Accounts receivable, net	96	—	—	—	—	—	—	—	—	(44)
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	31,431	30,301	27,082	11,439	—	3,414	22,146	24,614	13,920	9,900

Liabilities and Partners’ Capital
Long-term debt	33	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	(7)	(4)	61	—	—	—	88	—	2	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	26	(4)	61	—	—	—	88	—	2	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	31,405	30,305	27,021	11,439	—	3,414	22,058	24,614	13,918	9,900

	31,431	30,301	27,082	11,439	—	3,414	22,146	24,614	13,920	9,900

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Assets
Property and equipment	—	—	—	—	—	—	3,955	—	19,976	69,500
Accumulated depreciation	—	—	—	—	—	—	(840)	—	(4,320)	(14,321)

	—	—	—	—	—	—	3,115	—	15,656	55,179

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	4,976	7,612	—	—	20,297	2,879	—	9,835	22,849
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	(24)	—	(6)	(550)
Accounts receivable, net	—	—	—	—	—	178	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	—	4,976	7,612	—	—	20,475	5,970	—	25,485	77,478

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	—	75	—	59	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	75	—	59	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	—	4,976	7,612	—	—	20,475	5,895	—	25,426	77,478

	—	4,976	7,612	—	—	20,475	5,970	—	25,485	77,478

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Assets
Property and equipment	—	55,081	—	11,877	—	42,467	—	—	—	—
Accumulated depreciation	—	(11,258)	—	(2,636)	—	(9,533)	—	—	—	—

	—	43,823	—	9,241	—	32,934	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	—	51,368	—	—	—	—
Due to/from subsidiaries	(262)	26,640	2,370	2,976	—	(6,151)	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	46	—	(14)	—	(77)	—	—	—	—
Accounts receivable, net	—	1,169	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	24,000	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	2,381	—	(125)	—	165	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	(200)	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	—	2,181	—	(125)	—	24,165	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	(262)	69,497	2,370	12,328	—	53,909	—	—	—	—

	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Assets
Property and equipment	35,341	—	18,969	—	7,263	—	—	—	—	168,827
Accumulated depreciation	(6,923)	—	(1,607)	—	(844)	—	—	(1)	—	(35,721)

	28,418	—	17,362	—	6,419	—	—	(1)	—	133,106

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	4,108	21,531	10,741	—	4,524	1,728	(2,360)	16,930	—	45,208
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(10)	—	(118)	—	(39)	—	—	—	—	(394)
Accounts receivable, net	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	334	—	—	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	334	—	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	32,182	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Assets
Property and equipment	3,580	39	79,579	13,980	37,074	—	41,862	93,264	—	—
Accumulated depreciation	(448)	(28)	(14,819)	(2,312)	(11,767)	—	(8,398)	(3,478)	—	—

	3,132	11	64,760	11,668	25,307	—	33,464	89,786	—	—

Restricted cash	—	—	—	—	—	—	—	—	—	—
Investment in affiliate	—	—	—	—	4,627	—	—	—	—	—
Due to/from subsidiaries	4,988	3,724	51,127	8,187	8,010	16,379	6,370	58,867	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(45)	(10)	(769)	(137)	(78)	—	(51)	466	—	—
Accounts receivable, net	—	38	—	—	—	359	(14)	(361)	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	8,075	3,763	115,118	19,718	37,866	16,738	39,769	148,758	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	23,609	—	—	55,509	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	4	—	126	(18)	114	—	152	273	—	—
Accrued interest	—	—	—	—	—	—	—	268	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	4	—	126	(18)	23,723	—	152	56,050	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	8,071	3,763	114,992	19,736	14,143	16,738	39,617	92,708	—	—

	8,075	3,763	115,118	19,718	37,866	16,738	39,769	148,758	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	—	—	—	—	—	3,316	—	1,082,467	—	$2,581,720
Accumulated depreciation	—	—	—	—	—	—	(3,384)	—	(205,338)	—	(506,632)

	—	—	—	—	—	—	(68)	—	877,129	—	2,075,088

Restricted cash	—	—	—	—	—	—	1,313	—	1,313	—	58,413
Investment in affiliate	—	—	—	—	—	—	42,022	(40,393)	110,640	(2,526,603)	84,528
Due to/from subsidiaries	—	—	—	—	—	—	40,158	(709)	583,683	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	(221,704)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	76,056
Prepaid expenses and other assets	—	—	—	—	—	—	9,661	—	6,784	—	34,230
Accounts receivable, net	—	—	—	—	—	—	30,874	(740)	32,483	(9,414)	33,719
Cash and cash equivalents	—	—	—	—	—	—	19,309	—	19,309	—	60,533

	—	—	—	—	—	—	143,269	(41,842)	1,631,341	(2,757,721)	$2,422,567

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	174,095	—	277,246	(221,704)	$1,369,299
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	203,977
Accounts payable and accrued expenses	—	—	—	—	—	—	48,274	—	52,348	—	72,253
Accrued interest	—	—	—	—	—	—	9,414	—	9,682	(9,414)	41,165
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	10,652	—	10,452	—	21,799
Other liabilities	—	—	—	—	—	—	6,171	—	6,171	—	11,553

	—	—	—	—	—	—	248,606	—	355,899	(231,118)	1,720,046

Minority interests	—	—	—	—	—	—	—	—	—	—	2,418
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	19,187
Partners’ capital - Common OP Units	—	—	—	—	—	—	(105,337)	(41,842)	1,275,442	(2,526,603)	680,916

	—	—	—	—	—	—	143,269	(41,842)	1,631,341	(2,757,721)	$2,422,567

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, L.P.	MeriStar Sub 8E, LLC
Assets
Property and equipment	$18,987	1,407,432	—	—	—	10,862	11,502	83,215	26,641	15,493
Accumulated depreciation	(13,219)	(246,091)	—	—	—	(157)	(2,521)	(12,270)	(5,900)	(3,024)

	5,768	1,161,341	—	—	—	10,705	8,981	70,945	20,741	12,469

Assets held for sale	—	4,273	—	—	—	—	—	—	—	—
Restricted cash	39,932	2,476	—	—	—	—	115	—	—	—
Investments in affiliate	2,208,641	8,200	32	72	2,989	—	—	—	—	—
Due from/to subsidiaries	(838,258)	397,837	—	10	133	6,814	7,012	30,981	(3,881)	6,688
Note receivable from subsidiaries	120,855	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	34,658	(1,612)	—	—	—	1	(28)	(26)	(88)	(10)
Accounts receivable, net	18,220	956	—	—	—	—	—	—	—	—
Cash and cash equivalents	218,646	—	—	—	—	—	—	—	—	—

	$1,808,462	1,573,471	32	82	3,122	17,520	16,080	101,900	16,772	19,147

Liabilities and Partners’ Capital
Long-term debt	$917,232	436,778	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	256,473	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,806	5,517	—	—	—	161	67	2,502	88	(32)
Accrued interest	43,396	2,639	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	6,923	—	—	—	—	—	—	—	—	—
Other liabilities	1,750	(304)	—	—	—	—	—	—	—	—

Total liabilities	1,240,580	444,630	—	—	—	161	67	2,502	88	(32)

Minority interests	2,496	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	35,926	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	529,460	1,128,841	32	82	3,122	17,359	16,013	99,398	16,684	19,179

	$1,808,462	1,573,471	32	82	3,122	17,520	16,080	101,900	16,772	19,147

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.
Assets
Property and equipment	7,293	11,841	17,498	—	—	17,449	45,155	5,047	18,656	17,410
Accumulated depreciation	(97)	(645)	(3,696)	—	—	(2,893)	(9,963)	(76)	(4,064)	(198)

	7,196	11,196	13,802	—	—	14,556	35,192	4,971	14,592	17,212

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	43	—	—	—	—	—	—
Due from/to subsidiaries	5,122	4,239	5,062	(43)	—	8,445	21,931	3,545	15,375	12,431
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(1)	(24)	28	—	—	(7)	(33)	(17)	(32)	(63)
Accounts receivable, net	—	—	—	—	—	103	—	—	96	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	12,317	15,411	18,892	—	—	23,097	57,090	8,499	30,031	29,580

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	33	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	208	(15)	140	—	—	38	(208)	351	39	97
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	208	(15)	140	—	—	38	(208)	351	72	97

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	12,109	15,426	18,752	—	—	23,059	57,298	8,148	29,959	29,483

	12,317	15,411	18,892	—	—	23,097	57,090	8,499	30,031	29,580

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC
Assets
Property and equipment	22,578	—	—	4,929	18,569	22,682	11,514	5,881	—	3,197
Accumulated depreciation	(5,014)	—	—	(130)	(3,323)	(7,036)	(2,928)	(121)	—	(51)

	17,564	—	—	4,799	15,246	15,646	8,586	5,760	—	3,146

Assets held for sale	—	5,530	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due from/to subsidiaries	6,988	5,557	—	(791)	6,367	8,459	7,330	5,021	(7,036)	1,904
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(12)	117	—	(8)	(8)	(16)	(56)	1	—	1
Accounts receivable, net	—	—	—	—	—	—	—	—	2,345	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	24,540	11,204	—	4,000	21,605	24,089	15,860	10,782	(4,691)	5,051

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	(69)	(306)	—	178	74	30	(17)	150	(8)	161
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	(69)	(306)	—	178	74	30	(17)	150	(8)	161

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	24,609	11,510	—	3,822	21,531	24,059	15,877	10,632	(4,683)	4,890

	24,540	11,204	—	4,000	21,605	24,089	15,860	10,782	(4,691)	5,051

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC
Assets
Property and equipment	—	—	—	—	3,850	—	19,530	68,709	4,806	52,417
Accumulated depreciation	—	—	—	—	(686)	—	(3,776)	(12,036)	(156)	(9,771)

	—	—	—	—	3,164	—	15,754	56,673	4,650	42,646

Assets held for sale	3,301	—	—	12,395	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due from/to subsidiaries	4,573	2,930	(9,934)	6,238	2,538	5,088	7,636	19,511	(3,011)	25,422
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(9)	3	—	15	(4)	—	23	(209)	1	192
Accounts receivable, net	—	—	2,002	—	—	—	—	—	—	1,326
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	7,865	2,933	(7,932)	18,648	5,698	5,088	23,413	75,975	1,640	69,586

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	342	—	(8)	25	96	—	(216)	(91)	1,080	4,169
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	(200)
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	342	—	(8)	25	96	—	(216)	(91)	1,080	3,969

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	7,523	2,933	(7,924)	18,623	5,602	5,088	23,629	76,066	560	65,617

	7,865	2,933	(7,932)	18,648	5,698	5,088	23,413	75,975	1,640	69,586

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Assets
Property and equipment	1,901	10,802	—	42,105	—	—	—	—	32,615	28,386
Accumulated depreciation	—	(2,188)	—	(8,102)	—	—	—	—	(5,809)	(5,206)

	1,901	8,614	—	34,003	—	—	—	—	26,806	23,180

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	51,368	—	—	—	—	—	—
Due from/to subsidiaries	365	3,137	1,609	(6,600)	36,579	9,567	25,579	(6,223)	5,237	(365)
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	(5)	—	(17)	1	—	1	—	13	(74)
Accounts receivable, net	—	—	—	—	46	43	—	1,166	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	2,266	11,746	1,609	78,754	36,626	9,610	25,580	(5,057)	32,056	22,741

Liabilities and Partners’ Capital
Long-term debt	—	—	—	24,000	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	(6)	(107)	(61)	12	(2)	—	—	(1)	370	3,028
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	(6)	(107)	(61)	24,012	(2)	—	—	(1)	370	3,028

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	2,272	11,853	1,670	54,742	36,628	9,610	25,580	(5,056)	31,686	19,713

	2,266	11,746	1,609	78,754	36,626	9,610	25,580	(5,057)	32,056	22,741

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Assets
Property and equipment	22,056	—	8,741	—	—	9,086	—	164,273	4,146	39
Accumulated depreciation	(2,355)	—	(1,144)	—	—	—	—	(30,502)	(679)	(23)

	19,701	—	7,597	—	—	9,086	—	133,771	3,467	16

Assets held for sale	—	—	—	7,158	9,415	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	—	—	—	—	—	—	—	—
Due from/to subsidiaries	7,852	24,172	3,077	(4,789)	5,673	8,806	9,336	42,679	4,243	3,088
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(48)	(1)	(15)	(4)	(240)	(89)	(3)	(255)	(18)	(4)
Accounts receivable, net	—	198	—	—	—	—	—	—	—	38
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	27,505	24,369	10,659	2,365	14,848	17,803	9,333	176,195	7,692	3,138

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	19,731	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	14	(8)	410	257	488	—	775	(11)	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	14	(8)	410	19,988	488	—	775	(11)	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	27,505	24,355	10,667	1,955	(5,140)	17,315	9,333	175,420	7,703	3,138

	27,505	24,369	10,659	2,365	14,848	17,803	9,333	176,195	7,692	3,138

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC
Assets
Property and equipment	110,406	16,737	35,707	—	38,463	—	—	—	—	—
Accumulated depreciation	(16,816)	(2,269)	(10,686)	—	(7,127)	—	—	—	—	—

	93,590	14,468	25,021	—	31,336	—	—	—	—	—

Assets held for sale	—	—	—	9,097	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Investments in affiliate	—	—	4,627	—	—	—	—	—	—	—
Due from/to subsidiaries	21,963	4,637	6,562	8,303	7,469	—	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(370)	(53)	(29)	14	(19)	—	—	—	—	—
Accounts receivable, net	—	—	—	—	(13)	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	115,183	19,052	36,181	17,414	38,773	—	—	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	23,609	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	131	(189)	(195)	(183)	81	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	131	(189)	23,414	(183)	81	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP Units	115,052	19,241	12,767	17,597	38,692	—	—	—	—	—

	115,183	19,052	36,181	17,414	38,773	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2003

(Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	—	—	3,146	1,055,333	—	$2,481,752
Accumulated depreciation	—	—	—	(3,284)	(186,722)	—	(446,032)

	—	—	—	(138)	868,611	—	2,035,720

Assets held for sale	—	—	—	—	46,896	—	51,169
Restricted cash	—	—	—	—	115	—	42,523
Investments in affiliate	—	—	—	1,629	60,760	(2,262,601)	15,000
Due from/to subsidiaries	—	—	—	(189)	440,421	—	—
Note receivable from subsidiaries	—	—	—	—	—	(120,855)	—
Prepaid expenses and other assets	—	—	—	15,471	13,987	—	47,033
Accounts receivable, net	—	—	—	38,183	45,533	—	64,709
Cash and cash equivalents	—	—	—	12,230	12,230	—	230,876

	—	—	—	67,186	1,488,553	(2,383,456)	$2,487,030

Liabilities and Partners’ Capital
Long-term debt	—	—	—	81,027	148,400	(120,855)	$1,381,555
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	256,473
Accounts payable and accrued expenses	—	—	—	45,862	59,691	—	80,014
Accrued interest	—	—	—	778	778	—	46,813
Due to Interstate Hotels & Resorts	—	—	—	9,688	9,488	—	16,411
Other liabilities	—	—	—	9,599	9,599	—	11,045

Total liabilities	—	—	—	146,954	227,956	(120,855)	1,792,311

Minority interests	—	—	—	—	—	—	2,496
Redeemable OP units at redemption value	—	—	—	—	—	—	35,926
Partners’ capital - Common OP Units	—	—	—	(79,768)	1,260,597	(2,262,601)	656,297

	—	—	—	67,186	1,488,553	(2,383,456)	$2,487,030

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	$—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	4,193	417	—	—	—	—	—	—	35	—
Participating lease revenue	—	151,439	1,439	237	—	—	—	1,286	2,404	7,454

Total revenue	4,193	151,856	1,439	237	—	—	—	1,286	2,439	7,454

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	1,194	—	—	—	—	—	—	—	(2,612)
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	13,977	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,964	51,781	—	—	—	—	—	627	658	2,483
Property taxes, insurance and other	5,681	33,856	—	—	—	—	—	98	626	1,450
Loss on asset impairments	—	2,103	—	—	—	—	—	—	—	—

Operating expenses	27,622	88,934	—	—	—	—	—	725	1,284	1,321

Equity in income of and interest earned from unconsolidated affiliates	13,147	—	—	—	—	—	—	—	—	—
Operating income (loss)	(10,282)	62,922	1,439	237	—	—	—	561	1,155	6,133

Minority interest	79	—	—	—	—	—	—	—	—	—
Interest expense, net	(77,362)	(35,196)	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	(7,967)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(3,957)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(99,489)	27,726	1,439	237	—	—	—	561	1,155	6,133
Income tax benefit	367	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(99,122)	27,726	1,439	237	—	—	—	561	1,155	6,133
Discontinued operations:
(Loss) income from discontinued operations before income tax	(145)	3,444	—	—	—	—	—	—	—	—
Income tax benefit	134	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(11)	3,444	—	—	—	—	—	—	—	—

Net income (loss)	$(99,133)	31,170	1,439	237	—	—	—	561	1,155	6,133

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	29	—	—	3	—	—	57	—	—
Participating lease revenue	1,185	1,485	926	888	1,921	—	—	2,122	5,914	—

Total revenue	1,185	1,514	926	888	1,924	—	—	2,179	5,914	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,419	594	316	155	698	—	—	484	1,596	—
Property taxes, insurance and other	702	198	124	137	392	—	—	310	521	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	2,121	792	440	292	1,090	—	—	794	2,117	—

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(936)	722	486	596	834	—	—	1,385	3,797	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(936)	722	486	596	834	—	—	1,385	3,797	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(936)	722	486	596	834	—	—	1,385	3,797	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	(1,058)
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	(1,058)

Net income (loss)	(936)	722	486	596	834	—	—	1,385	3,797	(1,058)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	(4)	—	—	—	—	—	1	—	—	—
Participating lease revenue	2,090	1,949	3,532	—	—	—	1,379	1,488	1,690	—

Total revenue	2,086	1,949	3,532	—	—	—	1,380	1,488	1,690	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	3	—	—	—	—	—	—	—	95	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	493	772	724	—	—	—	651	703	279	—
Property taxes, insurance and other	142	353	392	—	—	—	200	217	403	—
Loss on asset impairments	—	—	—	—	—	—	—	—	2,871	—

Operating expenses	638	1,125	1,116	—	—	—	851	920	3,648	—

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	1,448	824	2,416	—	—	—	529	568	(1,958)	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,448	824	2,416	—	—	—	529	568	(1,958)	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,448	824	2,416	—	—	—	529	568	(1,958)	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(61)	—	(403)	—	—	—	(732)
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(61)	—	(403)	—	—	—	(732)

Net income (loss)	1,448	824	2,416	(61)	—	(403)	529	568	(1,958)	(732)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	8
Participating lease revenue	—	—	—	—	—	—	518	—	2,651	5,296

Total revenue	—	—	—	—	—	—	518	—	2,651	5,304

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	102
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	154	—	556	2,286
Property taxes, insurance and other	—	—	—	—	—	—	69	—	297	1,459
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	—	223	—	853	3,847

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	—	—	—	—	—	295	—	1,798	1,457

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	295	—	1,798	1,457
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	—	295	—	1,798	1,457
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	89	97	—	—	1,852	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	89	97	—	—	1,852	—	—	—	—

Net income (loss)	—	89	97	—	—	1,852	295	—	1,798	1,457

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	7,368	—	1,160	—	2,189	—	—	—	—

Total revenue	—	7,368	—	1,160	—	2,189	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	718	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	1,572	—	448	—	1,432	—	—	—	—
Property taxes, insurance and other	—	1,200	—	223	—	194	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	3,490	—	671	—	1,626	—	—	—	—

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	3,878	—	489	—	563	—	—	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	(1,367)	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	3,878	—	489	—	(804)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	3,878	—	489	—	(804)	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	(787)	—	103	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(787)	—	103	—	—	—	—	—	—	—

Net income (loss)	(787)	3,878	103	489	—	(804)	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	17	—	—	—	—	—	—	—	—	26
Participating lease revenue	1,967	—	1,149	—	542	—	—	—	—	10,397

Total revenue	1,984	—	1,149	—	542	—	—	—	—	10,423

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	8
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,114	—	423	—	210	—	—	—	—	6,364
Property taxes, insurance and other	367	—	243	—	95	—	—	—	—	1,537
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	1,481	—	666	—	305	—	—	—	—	7,909

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	503	—	483	—	237	—	—	—	—	2,514

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	503	—	483	—	237	—	—	—	—	2,514
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	503	—	483	—	237	—	—	—	—	2,514
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	1,835	—	—	—	(217)	(2,242)	(373)	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	1,835	—	—	—	(217)	(2,242)	(373)	—	—

Net income (loss)	503	1,835	483	—	237	(217)	(2,242)	(373)	—	2,514

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	85	—	5	—	—	—
Participating lease revenue	591	636	6,380	1,314	6,055	—	3,038	6,218	—	—

Total revenue	591	636	6,380	1,314	6,140	—	3,043	6,218	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	28	—	6	—	447	12	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	123	5	5,171	565	1,081	—	1,272	3,515	—	—
Property taxes, insurance and other	98	6	1,224	251	810	—	374	1,231	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	221	11	6,423	816	1,897	—	2,093	4,758	—	—

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	370	625	(43)	498	4,243	—	950	1,460	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	(2,833)	—	—	(1,621)	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	370	625	(43)	498	1,410	—	950	(161)	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	370	625	(43)	498	1,410	—	950	(161)	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	(857)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	(857)	—	—	—	—

Net income (loss)	370	625	(43)	498	1,410	(857)	950	(161)	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	507,897	—	507,897	—	$507,897
Food and beverage	—	—	—	—	—	—	212,132	—	212,132	—	212,132
Other hotel operations	—	—	—	—	—	—	54,111	—	54,111	—	54,111
Office rental, parking and other revenue	—	—	—	—	—	—	160	—	422	—	5,032
Participating lease revenue	—	—	—	—	—	—	1,439	(1,439)	96,858	(248,297)	—

Total revenue	—	—	—	—	—	—	775,739	(1,439)	871,420	(248,297)	779,172

Hotel operating expenses:
Rooms	—	—	—	—	—	—	129,007	—	129,007	—	129,007
Food and beverage	—	—	—	—	—	—	153,150	—	153,150	—	153,150
Other hotel operating expenses	—	—	—	—	—	—	34,480	—	34,480	—	34,480
Office rental, parking and other expenses	—	—	—	—	—	—	2,394	—	1,201	—	2,395
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	123,502	—	123,502	—	123,502
General and administrative, corporate	—	—	—	—	—	—	238	—	238	—	14,215
Property operating costs	—	—	—	—	—	—	117,077	—	117,077	—	117,077
Depreciation and amortization	—	—	—	—	—	—	98	—	39,041	—	98,786
Property taxes, insurance and other	—	—	—	—	—	—	249,782	—	265,725	(248,297)	56,965
Loss on asset impairments	—	—	—	—	—	—	—	—	2,871	—	4,974

Operating expenses	—	—	—	—	—	—	809,728	—	866,292	(248,297)	734,551

Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	13,147
Operating income (loss)	—	—	—	—	—	—	(33,989)	(1,439)	5,128	—	57,768

Minority interest	—	—	—	—	—	—	—	—	—	—	79
Interest expense, net	—	—	—	—	—	—	(8,548)	—	(14,369)	—	(126,927)
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	(7,967)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	3,957	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	(42,537)	(1,439)	(9,241)	3,957	(77,047)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	367

(Loss) income from continuing operations	—	—	—	—	—	—	(42,537)	(1,439)	(9,241)	3,957	(76,680)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	(23,132)	—	(25,886)	—	(22,587)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	134

(Loss) income from discontinued operations	—	—	—	—	—	—	(23,132)	—	(25,886)	—	(22,453)

Net income (loss)	—	—	—	—	—	—	(65,669)	(1,439)	(35,127)	3,957	$(99,133)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	$—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	(258)	3,810	—	—	—	—	—	—	—	—
Participating lease revenue	—	130,138	—	—	851	—	2,345	—	1,172	7,273

Total revenue	(258)	133,948	—	—	851	—	2,345	—	1,172	7,273

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	1,147	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	11	—	—	—	—	1	—	—	1
General and administrative, corporate	11,913	—	—	—	—	—	—	—	—	—
Property operating costs	(2,453)	—	—	—	—	—	—	—	—	—
Depreciation and amortization	13,482	42,724	—	—	137	—	587	—	569	2,416
Property taxes, insurance and other	(1,489)	36,800	—	—	102	—	549	—	93	1,415
Loss on asset impairments	—	15,566	—	—	—	—	—	—	500	—

Operating expenses	21,453	96,248	—	—	239	—	1,137	—	1,162	3,832
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	(17,631)	—	—	—	—	—	—	—	—	—
Operating income (loss)	(39,342)	37,700	—	—	612	—	1,208	—	10	3,441
Minority interest	62	—	—	—	—	—	—	—	—	—
Interest expense, net	(105,834)	(27,857)	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	4,085	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(270,566)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(411,595)	9,843	—	—	612	—	1,208	—	10	3,441
Income tax benefit	3,689	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(407,906)	9,843	—	—	612	—	1,208	—	10	3,441
Discontinued operations:
(Loss) income from discontinued operations before income tax	3,402	(98,676)	—	—	—	—	—	—	—	—
Income tax benefit	67	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	3,469	(98,676)	—	—	—	—	—	—	—	—

Net income (loss)	$(404,437)	(88,833)	—	—	612	—	1,208	—	10	3,441

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	47	—	—	2	—	194	—	—	338
Participating lease revenue	1,211	1,449	935	955	1,710	—	1,794	5,213	—	2,485

Total revenue	1,211	1,496	935	955	1,712	—	1,988	5,213	—	2,823

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	1	1	—	—	1	—	1	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,015	583	425	142	709	—	546	1,629	—	535
Property taxes, insurance and other	773	215	161	129	407	—	329	671	—	155
Loss on asset impairments	—	—	2,037	—	—	—	—	—	—	—

Operating expenses	1,789	799	2,623	271	1,117	—	876	2,300	—	690
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(578)	697	(1,688)	684	595	—	1,112	2,913	—	2,133
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(2)	—	—	—	—	—	(13)
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(578)	697	(1,688)	682	595	—	1,112	2,913	—	2,120
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(578)	697	(1,688)	682	595	—	1,112	2,913	—	2,120
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	(14,966)	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	(14,966)	—

Net income (loss)	(578)	697	(1,688)	682	595	—	1,112	2,913	(14,966)	2,120

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 7A Joint Venture
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	1	—	—	—
Participating lease revenue	2,625	2,527	—	—	—	1,345	1,431	1,798	3,934	—

Total revenue	2,625	2,527	—	—	—	1,345	1,432	1,798	3,934	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	1	—	—	—	1	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	941	848	—	—	—	615	776	450	1,438	—
Property taxes, insurance and other	396	376	—	—	—	196	233	421	302	—
Loss on asset impairments	9,231	—	—	—	—	—	—	—	—	—

Operating expenses	10,568	1,225	—	—	—	812	1,009	871	1,740	—
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(7,943)	1,302	—	—	—	533	423	927	2,194	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(7,943)	1,302	—	—	—	533	423	927	2,194	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(7,943)	1,302	—	—	—	533	423	927	2,194	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	(4,555)	—	(5,491)	—	—	—	—	(4,907)
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	(4,555)	—	(5,491)	—	—	—	—	(4,907)

Net income (loss)	(7,943)	1,302	(4,555)	—	(5,491)	533	423	927	2,194	(4,907)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 6K, LLC	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	2,980	—	—	—	—	—	—	506	—	2,148

Total revenue	2,980	—	—	—	—	—	—	506	—	2,148

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	538	—	—	—	—	—	—	139	—	581
Property taxes, insurance and other	288	—	—	—	—	—	—	139	—	262
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	826	—	—	—	—	—	—	278	—	843
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	2,154	—	—	—	—	—	—	228	—	1,305
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	2
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	2,154	—	—	—	—	—	—	228	—	1,307
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	2,154	—	—	—	—	—	—	228	—	1,307
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	(6,486)	(1,933)	(845)	(939)	(5,037)	(12,550)	—	(5,634)	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	(6,486)	(1,933)	(845)	(939)	(5,037)	(12,550)	—	(5,634)	—

Net income (loss)	2,154	(6,486)	(1,933)	(845)	(939)	(5,037)	(12,550)	228	(5,634)	1,307

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	282	—	1,964	—	—	—	—	—	—	—
Participating lease revenue	4,536	—	5,700	—	1,082	—	2,050	—	—	—

Total revenue	4,818	—	7,664	—	1,082	—	2,050	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	107	—	1,041	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	1	—	1	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,276	—	1,722	—	449	—	1,459	—	—	—
Property taxes, insurance and other	1,583	—	2,203	—	203	—	216	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	3,966	—	4,966	—	653	—	1,676	—	—	—
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	852	—	2,698	—	429	—	374	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	(1,153)	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	852	—	2,698	—	429	—	(779)	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	852	—	2,698	—	429	—	(779)	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	(9,925)	—	(10,327)	—	(2,614)	—	(17,432)	(1,564)	(929)
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	(9,925)	—	(10,327)	—	(2,614)	—	(17,432)	(1,564)	(929)

Net income (loss)	852	(9,925)	2,698	(10,327)	429	(2,614)	(779)	(17,432)	(1,564)	(929)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	15	—	—	—	—	—	—	—	—
Participating lease revenue	—	1,919	—	1,549	—	709	—	—	—	—

Total revenue	—	1,934	—	1,549	—	709	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	1	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	1,107	—	472	—	228	—	—	—	—
Property taxes, insurance and other	—	344	—	264	—	103	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	1,451	—	736	—	332	—	—	—	—
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	483	—	813	—	377	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	483	—	813	—	377	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	483	—	813	—	377	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	(9,171)	—	593	—	8,205	—	(1,275)	(17,784)	(11,178)	(1,245)
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(9,171)	—	593	—	8,205	—	(1,275)	(17,784)	(11,178)	(1,245)

Net income (loss)	(9,171)	483	593	813	8,205	377	(1,275)	(17,784)	(11,178)	(1,245)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	48	38	9	—	116	—	225	—	—	—
Participating lease revenue	9,844	1,106	8,662	1,820	5,729	—	3,010	—	—	—

Total revenue	9,892	1,144	8,671	1,820	5,845	—	3,235	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	503	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	1	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,290	5	3,483	560	1,291	—	1,270	—	—	—
Property taxes, insurance and other	1,911	7	1,466	215	707	—	310	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	8,201	12	4,949	775	1,999	—	2,083	—	—	—
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	1,691	1,132	3,722	1,045	3,846	—	1,152	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(3)	—	(2,833)	—	—	—	—	—
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,691	1,132	3,719	1,045	1,013	—	1,152	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,691	1,132	3,719	1,045	1,013	—	1,152	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	(15,069)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	(15,069)	—	—	—	—

Net income (loss)	1,691	1,132	3,719	1,045	1,013	(15,069)	1,152	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2003

(Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	488,883	488,883	—	$488,883
Food and beverage	—	—	—	200,795	200,795	—	200,795
Other hotel operations	—	—	—	61,657	61,657	—	61,657
Office rental, parking and other revenue	—	—	—	(555)	2,724	—	6,276
Participating lease revenue	—	—	—	554	94,957	(225,095)	—

Total revenue	—	—	—	751,334	849,016	(225,095)	757,611

Hotel operating expenses:
Rooms	—	—	—	123,479	123,479	—	123,479
Food and beverage	—	—	—	145,691	145,691	—	145,691
Other hotel operating expenses	—	—	—	36,429	36,429	—	36,429
Office rental, parking and other expenses	—	—	—	—	1,651	—	2,798
Other operating expenses:
General and administrative, hotel	—	—	—	119,979	119,991	—	120,002
General and administrative, corporate	—	—	—	—	—	—	11,913
Property operating costs	—	—	—	116,448	116,448	—	113,995
Depreciation and amortization	—	—	—	1,069	37,300	—	93,506
Property taxes, insurance and other	—	—	—	233,877	251,021	(225,095)	61,237
Loss on asset impairments	—	—	—	—	11,768	—	27,334

Operating expenses	—	—	—	776,972	843,778	(225,095)	736,384
Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	—	—	—	—	—	—	(17,631)
Operating income (loss)	—	—	—	(25,638)	5,238	—	3,596
Minority interest	—	—	—	—	—	—	62
Interest expense, net	—	—	—	(2,930)	(6,932)	—	(140,623)
(Loss) gain on early extinguishments of debt	—	—	—	—	—	—	4,085
Equity in income from consolidated entities	—	—	—	—	—	270,566	—

(Loss) income before income taxes and discontinued operations	—	—	—	(28,568)	(1,694)	270,566	(132,880)
Income tax benefit	—	—	—	—	—	—	3,689

(Loss) income from continuing operations	—	—	—	(28,568)	(1,694)	270,566	(129,191)
Discontinued operations:					—
(Loss) income from discontinued operations before income tax	—	—	—	(26,981)	(180,039)	—	(275,313)
Income tax benefit	—	—	—	—	—	—	67

(Loss) income from discontinued operations	—	—	—	(26,981)	(180,039)	—	(275,246)

Net income (loss)	—	—	—	(55,549)	(181,733)	270,566	$(404,437)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	$—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	(1)	7,069	—	—	—	—	—	—	—	—
Participating lease revenue	—	124,061	—	—	877	—	2,282	—	1,472	7,078

Total revenue	(1)	131,130	—	—	877	—	2,282	—	1,472	7,078

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	1,895	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	6	—	—	—	—	1	—	1	1
General and administrative, corporate	7,643	—	—	—	—	—	—	—	—	—
Property operating costs	3,282	—	—	—	—	—	—	—	—	—
Depreciation and amortization	13,433	42,461	—	—	133	—	453	—	431	2,385
Property taxes, insurance and other	(6,039)	28,578	—	—	104	—	733	—	101	1,414
Write down of note receivable with Interstate Hotels & Resorts	14,517	—	—	—	—	—	—	—	—	—

Operating expenses	32,836	72,940	—	—	237	—	1,187	—	533	3,800
Equity in income of and interest earned from unconsolidated affiliates	7,608	—	—	—	—	—	—	—	—	—
Operating income (loss)	(25,229)	58,190	—	—	640	—	1,095	—	939	3,278
Minority interest	15	—	—	—	—	—	—	—	—	—
Interest expense, net	(107,089)	(25,777)	—	—	6	—	11	—	3	78
Change in fair value of non-hedging derivatives, net of swap payments	(4,446)	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	(4,735)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(33,753)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(175,237)	32,413	—	—	646	—	1,106	—	942	3,356
Income tax benefit	1,331	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(173,906)	32,413	—	—	646	—	1,106	—	942	3,356
Discontinued operations:
(Loss) income from discontinued operations before income tax	3,147	(35,256)	—	—	—	(4,107)	—	—	—	—
Income tax benefit	590	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	3,737	(35,256)	—	—	—	(4,107)	—	—	—	—

Net income (loss)	$(170,169)	(2,843)	—	—	646	(4,107)	1,106	—	942	3,356

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	Old MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	27	—	—	—	—	—	18	—	—
Participating lease revenue	1,245	1,605	1,069	991	1,704	—	—	2,031	5,545	—

Total revenue	1,245	1,632	1,069	991	1,704	—	—	2,049	5,545	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	7	1	1	1	1	—	—	1	16	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,021	600	463	135	706	—	—	526	1,692	—
Property taxes, insurance and other	716	187	143	132	458	—	—	203	762	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	1,744	788	607	268	1,165	—	—	730	2,470	—
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(499)	844	462	723	539	—	—	1,319	3,075	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	41	7	8	10	18	—	—	21	66	—
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(458)	851	470	733	557	—	—	1,340	3,141	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(458)	851	470	733	557	—	—	1,340	3,141	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	83
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	83

Net income (loss)	(458)	851	470	733	557	—	—	1,340	3,141	83

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 5E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	572	—	—	—	—	—	1	—	—	—
Participating lease revenue	2,312	2,627	2,459	—	—	—	1,346	2,159	1,767	5,540

Total revenue	2,884	2,627	2,459	—	—	—	1,347	2,159	1,767	5,540

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	1	1	1	—	—	—	1	1	1	1
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	602	1,058	837	—	—	—	634	849	453	1,943
Property taxes, insurance and other	89	373	335	—	—	—	161	225	392	392
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	692	1,432	1,173	—	—	—	796	1,075	846	2,336
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	2,192	1,195	1,286	—	—	—	551	1,084	921	3,204
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	21	40	41	—	—	—	17	39	17	28
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	2,213	1,235	1,327	—	—	—	568	1,123	938	3,232
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	2,213	1,235	1,327	—	—	—	568	1,123	938	3,232
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(20,129)	(1,407)	(145)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(20,129)	(1,407)	(145)	—	—	—	—

Net income (loss)	2,213	1,235	1,327	(20,129)	(1,407)	(145)	568	1,123	938	3,232

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Sub 7A Joint Venture	MeriStar Sub 6K, LLC	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	3,975	—	—	—	—	—	—	503	—

Total revenue	—	3,975	—	—	—	—	—	—	503	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	736	—	—	—	—	—	—	137	—
Property taxes, insurance and other	—	453	—	—	—	—	—	—	122	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	1,189	—	—	—	—	—	—	259	—
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	2,786	—	—	—	—	—	—	244	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	33	—	—	—	—	—	—	2	—
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	2,819	—	—	—	—	—	—	246	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	2,819	—	—	—	—	—	—	246	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	638	—	(464)	195	(2,398)	(3,591)	(605)	658	—	267
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	638	—	(464)	195	(2,398)	(3,591)	(605)	658	—	267

Net income (loss)	638	2,819	(464)	195	(2,398)	(3,591)	(605)	658	246	267

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	435	—	1,484	—	—	—	—	—	—
Participating lease revenue	2,387	5,104	—	5,660	—	1,192	—	1,889	—	—

Total revenue	2,387	5,539	—	7,144	—	1,192	—	1,889	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	129	—	1,162	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	1	—	—	—	—	1	—	1	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	647	2,286	—	1,660	—	456	—	1,450	—	—
Property taxes, insurance and other	209	1,287	—	2,154	—	226	—	216	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	857	3,702	—	4,976	—	683	—	1,667	—	—
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	1,530	1,837	—	2,168	—	509	—	222	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	34	38	—	40	—	8	—	(1,479)	—	—
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,564	1,875	—	2,208	—	517	—	(1,257)	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,564	1,875	—	2,208	—	517	—	(1,257)	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	(6,877)	—	(393)	—	(5,445)	—	615	484
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	(6,877)	—	(393)	—	(5,445)	—	615	484

Net income (loss)	1,564	1,875	(6,877)	2,208	(393)	517	(5,445)	(1,257)	615	484

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 6M Company	MeriStar Sub 4B, L.P.	MeriStar Sub 6C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	12	—	—	—	—	—	—	16
Participating lease revenue	—	—	1,868	—	1,604	—	724	4,279	—	2,946

Total revenue	—	—	1,880	—	1,604	—	724	4,279	—	2,962

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	1	—	1	1	—	1
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,122	—	454	—	219	1,211	—	777
Property taxes, insurance and other	—	—	383	—	287	—	119	294	—	209
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	1,505	—	742	—	339	1,506	—	987
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	—	375	—	862	—	385	2,773	—	1,975
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	37	—	19	—	7	21	—	36
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	412	—	881	—	392	2,794	—	2,011
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	412	—	881	—	392	2,794	—	2,011
Discontinued operations:
(Loss) income from discontinued operations before income tax	1,639	(224)	—	970	—	1,216	—	—	(4,245)	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	1,639	(224)	—	970	—	1,216	—	—	(4,245)	—

Net income (loss)	1,639	(224)	412	970	881	1,216	392	2,794	(4,245)	2,011

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	53	—	—	—	110	—	10
Participating lease revenue	—	—	—	10,316	581	8,641	1,838	5,709	—	3,000

Total revenue	—	—	—	10,369	581	8,641	1,838	5,819	—	3,010

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	2	—	1	1	1	—	5
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	6,201	3	3,475	494	1,434	—	1,343
Property taxes, insurance and other	—	—	—	1,861	(11)	1,537	255	634	—	274
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	8,064	(8)	5,013	750	2,069	—	1,622
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	—	—	2,305	589	3,628	1,088	3,750	—	1,388
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	124	—	156	76	(2,780)	—	56
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	2,429	589	3,784	1,164	970	—	1,444
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	2,429	589	3,784	1,164	970	—	1,444
Discontinued operations:
(Loss) income from discontinued operations before income tax	(1,248)	809	(12,777)	—	—	—	—	—	651	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(1,248)	809	(12,777)	—	—	—	—	—	651	—

Net income (loss)	(1,248)	809	(12,777)	2,429	589	3,784	1,164	970	651	1,444

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Year Ended December 31, 2002

(Dollars in thousands)

	MeriStar Acquisition Company, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	503,951	503,951	—	$503,951
Food and beverage	—	—	—	—	—	—	199,148	199,148	—	199,148
Other hotel operations	—	—	—	—	—	—	61,093	61,093	—	61,093
Office rental, parking and other revenue	—	—	—	—	—	—	(1,506)	1,232	—	8,300
Participating lease revenue	—	—	—	—	—	—	—	106,325	(230,386)	—

Total revenue	—	—	—	—	—	—	762,686	871,749	(230,386)	772,492

Hotel operating expenses:
Rooms	—	—	—	—	—	—	120,668	120,668	—	120,668
Food and beverage	—	—	—	—	—	—	141,120	141,120	—	141,120
Other hotel operating expenses	—	—	—	—	—	—	33,297	33,297	—	33,297
Office rental, parking and other expenses	—	—	—	—	—	—	—	1,291	—	3,186
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	120,771	120,826	—	120,832
General and administrative, corporate	—	—	—	—	—	—	(1,156)	(1,156)	—	6,487
Property operating costs	—	—	—	—	—	—	109,103	109,103	—	112,385
Depreciation and amortization	—	—	—	—	—	—	1,578	40,604	—	96,498
Property taxes, insurance and other	—	—	—	—	—	—	243,613	261,042	(230,386)	53,195
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	14,517

Operating expenses	—	—	—	—	—	—	768,994	826,795	(230,386)	702,185
Equity in income of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	7,608
Operating income (loss)	—	—	—	—	—	—	(6,308)	44,954	—	77,915
Minority interest	—	—	—	—	—	—	—	—	—	15
Interest expense, net	—	—	—	—	—	—	(159)	(3,259)	—	(136,125)
Change in fair value of non-hedging derivatives, net of swap payments	—	—	—	—	—	—	—	—	—	(4,446)
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	(4,735)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	33,753	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	(6,467)	41,695	33,753	(67,376)
Income tax benefit	—	—	—	—	—	—	—	—	—	1,331

(Loss) income from continuing operations	—	—	—	—	—	—	(6,467)	41,695	33,753	(66,045)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	(17,425)	(73,255)	—	(105,364)
Income tax benefit	—	—	—	—	—	—	—	—	—	590

(Loss) income from discontinued operations	—	—	—	—	—	—	(17,425)	(73,255)	—	(104,774)

Net income (loss)	—	—	—	—	—	—	(23,892)	(31,560)	33,753	$(170,819)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Operating activities:
Net income (loss)	$(99,133)	31,170	1,439	237	—	—	—	561	1,155	6,133
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,964	52,829	—	—	—	—	—	627	658	2,483
Loss on asset impairments	—	5,556	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	3,099	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	7,967	—	—	—	—	—	—	—	—	—
Minority interests	(79)	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	3,957	—	—	(237)	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	840	—	—	—	—	—	—
Amortization of unearned stock-based compensation	(2,939)	—	—	—	—	—	—	—	—	—
Redemption of POPs	(4,602)	—	—	—	—	—	—	—	—	—
Deferred income taxes	(730)	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(21,593)	1,078	(740)	—	—	—	—	—	—	—
Prepaid expenses and other assets	(442)	2,229	—	—	—	—	—	12	53	75
Due from/to Interstate Hotels & Resorts	(8,096)	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(12,813)	(510)	—	—	—	—	—	(161)	(61)	(2,502)
Due from/to subsidiaries	150,751	(40,661)	(699)	(840)	—	—	—	(1,016)	266	(461)

Net cash provided by (used in) operating activities	20,212	54,790	—	—	—	—	—	23	2,071	5,728

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	(91,251)	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(3,334)	(67,351)	—	—	—	—	—	(23)	(2,186)	(5,728)
Investment in and advance to Radisson Lexington Avenue Hotel	(50,493)	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	51,675	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(15,822)	1,130	—	—	—	—	—	—	115	—
Costs associated with disposition program and other, net	85	(2,021)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(69,564)	(107,818)	—	—	—	—	—	(23)	(2,071)	(5,728)

Financing activities:
Prepayments on long-term debt	(85,318)	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(11,234)	(1,811)	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	(397)	54,839	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(93,067)	—	—	—	—	—	—	—	—	—
Contributions from partners	72,296	—	—	—	—	—	—	—	—	—
Distributions to minority investors	(141)	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	(8,854)	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(126,715)	53,028	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(1,355)	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	(177,422)	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	218,646	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	$41,224	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Operating activities:
Net income (loss)	(936)	722	486	596	834	—	—	1,385	3,797	(1,058)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,419	594	316	155	698	—	—	484	1,596	254
Loss on asset impairments	—	—	—	—	—	—	—	—	—	1,021
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	1,219
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	(21)	—	(64)
Prepaid expenses and other assets	102	16	11	53	26	—	—	14	60	(17)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(29)	32	(55)	16	71	—	—	(59)	188	(346)
Due from/to subsidiaries	288	(829)	1,983	(170)	(1,545)	—	—	(885)	(825)	(4,050)

Net cash provided by (used in) operating activities	844	535	2,741	650	84	—	—	918	4,816	(3,041)

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(844)	(535)	(2,741)	(650)	(84)	—	—	(918)	(4,816)	(61)
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	3,400
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	(298)

Net cash (used in) provided by investing activities	(844)	(535)	(2,741)	(650)	(84)	—	—	(918)	(4,816)	3,041

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Operating activities:
Net income (loss)	1,448	824	2,416	(61)	—	(403)	529	568	(1,958)	(732)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	493	772	724	—	—	43	651	703	279	121
Loss on asset impairments	—	—	—	—	—	—	—	—	2,871	1,005
Loss on sale of assets, before tax effect	—	—	—	1,577	—	980	—	—	—	55
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—	44
Prepaid expenses and other assets	51	115	23	117	—	(8)	14	27	40	1
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(46)	(101)	130	306	—	(178)	14	(30)	19	(150)
Due from/to subsidiaries	(198)	5,598	(1,704)	(6,824)	—	(4,883)	341	(964)	(1,190)	(4,966)

Net cash provided by (used in) operating activities	1,748	7,208	1,589	(4,885)	—	(4,449)	1,549	304	61	(4,622)

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,748)	(7,208)	(1,589)	(2)	—	(10)	(1,549)	(304)	(61)	(23)
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	5,000	—	4,650	—	—	—	4,850
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(113)	—	(191)	—	—	—	(205)

Net cash (used in) provided by investing activities	(1,748)	(7,208)	(1,589)	4,885	—	4,449	(1,549)	(304)	(61)	4,622

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Operating activities:
Net income (loss)	—	89	97	—	—	1,852	295	—	1,798	1,457
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	43	—	—	—	—	154	—	556	2,286
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	20	470	—	—	(937)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	2,345	—	—	—	2,002	(178)	—	—	—	—
Prepaid expenses and other assets	—	1	(9)	3	—	15	20	—	29	341
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	8	(161)	(342)	—	8	(25)	(21)	—	275	91
Due from/to subsidiaries	(2,353)	(3,051)	(3,528)	(3)	(2,010)	(15,033)	(343)	—	(2,212)	(3,349)

Net cash provided by (used in) operating activities	—	(3,059)	(3,312)	—	—	(14,306)	105	—	446	826

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	(9)	—	—	—	(105)	—	(446)	(826)
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	3,300	3,575	—	—	14,775	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(241)	(254)	—	—	(469)	—	—	—	—

Net cash (used in) provided by investing activities	—	3,059	3,312	—	—	14,306	(105)	—	(446)	(826)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Operating activities:
Net income (loss)	(787)	3,878	103	489	—	(804)	—	—	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	99	1,572	49	448	—	1,432	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	1,558	—	544	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	157	—	—	—	—	46	43	—	1,166
Prepaid expenses and other assets	1	146	—	9	—	60	1	—	1	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(1,080)	(1,788)	6	(18)	61	153	2	—	—	1
Due from/to subsidiaries	(3,835)	(1,301)	(2,625)	148	(61)	(479)	(49)	(43)	303	(1,167)

Net cash provided by (used in) operating activities	(4,044)	2,664	(1,923)	1,076	—	362	—	—	304	—

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(51)	(2,664)	(16)	(1,076)	—	(362)	—	—	(304)	—
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	4,500	—	2,300	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(405)	—	(361)	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	4,044	(2,664)	1,923	(1,076)	—	(362)	—	—	(304)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Operating activities:
Net income (loss)	503	1,835	483	—	237	(217)	(2,242)	(373)	—	2,514
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,114	1,247	423	—	210	—	—	424	—	6,364
Loss on asset impairments	—	—	—	—	—	—	903	981	—	—
Loss on sale of assets, before tax effect	—	(1,372)	—	—	—	964	3,338	460	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	198	—	—	—	—	—	—
Prepaid expenses and other assets	23	(74)	70	(1)	24	(4)	(240)	(89)	(3)	139
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(36)	(3,028)	—	(14)	8	(410)	(257)	(488)	—	(775)
Due from/to subsidiaries	1,122	(22,788)	(332)	(183)	(115)	(7,329)	10,489	(8,117)	3	1,256

Net cash provided by (used in) operating activities	2,726	(24,180)	644	—	364	(6,996)	11,991	(7,202)	—	9,498

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,726)	(64)	(644)	—	(364)	(22)	(2)	(4)	—	(9,498)
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	25,000	—	—	—	7,500	8,398	7,975	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(756)	—	—	—	(482)	(656)	(769)	—	—

Net cash (used in) provided by investing activities	(2,726)	24,180	(644)	—	(364)	6,996	7,740	7,202	—	(9,498)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	(19,731)	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	(19,731)	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Operating activities:
Net income (loss)	370	625	(43)	498	1,410	(857)	950	(161)	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	123	5	5,171	565	1,081	—	1,272	3,515	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	2,090	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Redemption of POPs	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	(359)	1	2,421	—	—
Prepaid expenses and other assets	27	6	399	84	49	14	32	(466)	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest
and other liabilities	15	—	(5)	171	309	183	71	541	—	—
Due from/to subsidiaries	(217)	(636)	1,004	(648)	(1,482)	(9,529)	1,073	30,841	—	—

Net cash provided by (used in) operating activities	318	—	6,526	670	1,367	(8,458)	3,399	36,691	—	—

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	(91,124)	—	—
Capital expenditures for property and equipment	(318)	—	(6,526)	(670)	(1,367)	(3)	(3,399)	(552)	—	—
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	8,800	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	(339)	—	—	—	—

Net cash (used in) provided by investing activities	(318)	—	(6,526)	(670)	(1,367)	8,458	(3,399)	(91,676)	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	(291)	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	55,276	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	54,985	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2004 (Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	MeriStar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Operating activities:
Net income (loss)	—	—	—	—	—	—	(65,669)	(1,439)	(35,127)	3,957	$(99,133)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	98	—	41,321	—	102,114
Loss on asset impairments	—	—	—	—	—	—	—	—	6,781	—	12,337
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	10,966	—	14,065
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	7,967
Minority interests	—	—	—	—	—	—	—	—	—	—	(79)
Equity in income of unconsolidated affiliates	—	—	—	—	—	—	—	—	(237)	(3,957)	(237)
Cash distributions from equity method of investment	—	—	—	—	—	—	—	—	840	—	840
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	(2,939)
Redemption of POPs	—	—	—	—	—	—	—	—	—	—	(4,602)
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	(730)
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	7,309	740	15,110	9,414	4,009
Prepaid expenses and other assets	—	—	—	—	—	—	5,810	—	7,203	—	8,990
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	964	—	964	—	(7,132)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	—	—	7,620	—	(1,867)	(9,414)	(24,604)
Due from/to subsidiaries	—	—	—	—	—	—	(40,637)	699	(110,090)	—	—

Net cash provided by (used in) operating activities	—	—	—	—	—	—	(84,505)	—	(64,136)	—	10,866

Investing activities:
Acquisition of hotels, net of cash acquired of $4.1 million	—	—	—	—	—	—	—	—	(91,124)	—	(182,375)
Capital expenditures for property and equipment	—	—	—	—	—	—	(170)	—	(63,268)	—	(133,953)
Investment in and advance to Radisson Lexington Avenue Hotel	—	—	—	—	—	—	—	—	—	—	(50,493)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	104,023	—	155,698
(Increase) decrease in restricted cash	—	—	—	—	—	—	(1,313)	—	(1,198)	—	(15,890)
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	(5,539)	—	(7,475)

Net cash (used in) provided by investing activities	—	—	—	—	—	—	(1,483)	—	(57,106)	—	(234,488)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	(19,731)	—	(105,049)
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	(291)	—	(13,336)
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	55,276	—	109,718
Loans to/from subsidiaries	—	—	—	—	—	—	93,067	—	93,067	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—	72,296
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	(141)
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—	(8,854)

Net cash provided by (used in) financing activities	—	—	—	—	—	—	93,067	—	128,321	—	54,634

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	(1,355)

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	7,079	—	7,079	—	(170,343)
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	12,230	—	12,230	—	230,876

Cash and cash equivalents, end of year	—	—	—	—	—	—	19,309	—	19,309	—	$60,533

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC
Operating activities:
Net income (loss)	$(404,437)	(88,833)	—	—	—	10	1,208	3,441	(578)	697
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	10,522	52,099	—	—	—	569	587	2,416	1,015	583
Equity in earnings of affiliate	270,566	—	—	—	—	—	—	—	—	—
Loss on asset impairments	25,000	121,649	—	—	—	500	—	—	—	—
Gain (loss) on sale of assets, before tax effect	165	(798)	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	(4,085)	—	—	—	—	—	—	—	—	—
Minority interests	(62)	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	2,544	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	(3,977)	—	—	—	—	—	—	—	—	—
Deferred income taxes	(3,923)	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(6,276)	355	—	—	—	—	(28)	—	—	—
Prepaid expenses and other assets	(4,498)	1,941	—	—	—	(1)	30	38	88	10
Due from/to Interstate Hotels & Resorts	6,551	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(864)	(13,443)	—	—	—	(18)	(140)	(124)	(98)	(24)
Due from subsidiaries	302,842	(178,645)	—	—	—	(1,044)	(1,626)	(4,428)	887	(1,047)

Net cash provided by (used in) operating activities	190,068	(105,675)	—	—	—	16	31	1,343	1,314	219

Investing activities:
Capital expenditures for property and equipment	(2,001)	(13,202)	—	—	—	(16)	(31)	(1,343)	(1,314)	(219)
Proceeds from sales of assets	—	34,065	—	—	—	—	—	—	—	—
Sales of marketable securities	18,040	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	(18,040)	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	42,052	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(24,558)	2,400	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(2,314)	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	15,493	20,949	—	—	—	(16)	(31)	(1,343)	(1,314)	(219)

Financing activities:
Prepayments on long-term debt	(185,879)	(16,274)	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(16,845)	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	159,468	101,000	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(59,629)	—	—	—	—	—	—	—	—	—
Contributions from partners	95,358	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	(565)	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	(65)	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(8,157)	84,726	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(129)	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	197,275	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	21,372	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	$218,647	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.
Operating activities:
Net income (loss)	(1,688)	682	595	—	—	1,112	2,913	(14,966)	2,120	(7,943)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	425	142	709	—	—	546	1,629	577	535	941
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	2,037	—	—	—	—	—	—	15,347	—	9,231
Gain (loss) on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	28	—	—	(17)	(2)	—	—	—	—
Prepaid expenses and other assets	1	24	10	—	—	7	33	17	33	68
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest
and other liabilities	46	(50)	(68)	—	36	20	(76)	(64)	(12)	(73)
Due from subsidiaries	(756)	(564)	(1,128)	—	(19)	(1,664)	(3,839)	(773)	(2,421)	(1,958)

Net cash provided by (used in) operating activities	65	262	118	—	—	19	660	138	255	266

Investing activities:
Capital expenditures for property and equipment	(65)	(262)	(118)	—	—	(19)	(660)	(138)	(240)	(266)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(65)	(262)	(118)	—	—	(19)	(660)	(138)	(240)	(266)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	(15)	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	(15)	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC
Operating activities:
Net income (loss)	1,302	(4,555)	—	(5,491)	533	423	927	(4,907)	(6,486)	(1,933)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	848	669	—	394	615	776	450	336	357	236
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	5,213	—	5,187	—	—	—	5,478	4,670	2,137
Gain (loss) on sale of assets, before tax effect	—	—	—	—	—	—	—	—	1,335	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	1	14	—	—	—	—	(2,357)	—
Prepaid expenses and other assets	12	(117)	—	8	8	16	56	4	—	(1)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(177)	(229)	(130)	6	(12)	(31)	(138)	(68)	—	(2)
Due from subsidiaries	(1,788)	(970)	129	53	(547)	(1,051)	(1,099)	(669)	5,889	(403)

Net cash provided by (used in) operating activities	197	11	—	171	597	133	196	174	3,408	34

Investing activities:
Capital expenditures for property and equipment	(197)	(11)	—	(171)	(597)	(133)	(196)	(174)	(1,286)	(34)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	3,780	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	(202)	—

Net cash provided by (used in) investing activities	(197)	(11)	—	(171)	(597)	(133)	(196)	(174)	2,292	(34)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	(5,700)	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	(5,700)	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC
Operating activities:
Net income (loss)	(845)	(939)	(5,037)	(12,550)	228	(5,634)	1,307	852	(9,925)	2,698
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	125	55	289	679	139	431	581	2,276	497	1,723
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	1,455	1,004	2,828	13,286	—	7,187	—	—	10,288	—
Gain (loss) on sale of assets, before tax effect	—	—	1,524	—	—	(1,344)	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	(2,002)	—	—	—	—	—	—	(300)
Prepaid expenses and other assets	9	(3)	—	(14)	13	70	9	209	(1)	33
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(4)	(112)	(73)	(26)	1	(866)	(100)	(228)	(68)	(383)
Due from subsidiaries	(476)	(2,837)	8,906	(1,310)	(369)	(4,795)	(1,679)	(2,856)	(670)	(3,538)

Net cash provided by (used in) operating activities	264	(2,832)	6,435	65	12	(4,951)	118	253	121	233

Investing activities:
Capital expenditures for property and equipment	(264)	(91)	(308)	(65)	(12)	(356)	(118)	(253)	(121)	(233)
Proceeds from sales of assets	—	3,070	3,612	—	—	5,500	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(147)	(442)	—	—	(193)	—	—	—	—

Net cash provided by (used in) investing activities	(264)	2,832	2,862	(65)	(12)	4,951	(118)	(253)	(121)	(233)

Financing activities:
Prepayments on long-term debt	—	—	(9,297)	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	(9,297)	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Operating activities:
Net income (loss)	(10,327)	429	(2,614)	(779)	(17,432)	(1,564)	(929)	(9,171)	483	593
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	492	449	261	1,459	1,179	169	—	390	1,107	1,290
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	10,216	—	1,259	—	18,075	1,383	1,787	8,685	—	—
Gain (loss) on sale of assets, before tax effect	—	—	961	—	293	741	318	295	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	(46)	(43)	—	(1,166)	—	—
Prepaid expenses and other assets	—	5	—	33	(1)	—	(1)	—	(13)	74
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(43)	(12)	(472)	(194)	(148)	(267)	(107)	(64)	(29)	(1,288)
Due from subsidiaries	(244)	(714)	(744)	(427)	(27,496)	(3,670)	(14,293)	6,904	(845)	(340)

Net cash provided by (used in) operating activities	94	157	(1,349)	92	(25,576)	(3,251)	(13,225)	5,873	703	329

Investing activities:
Capital expenditures for property and equipment	(94)	(157)	(65)	(92)	(901)	(271)	(800)	(1,118)	(703)	(329)
Proceeds from sales of assets	—	—	1,500	—	27,250	3,750	14,500	6,608	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	(86)	—	(773)	(215)	(475)	(591)	—	—

Net cash provided by (used in) investing activities	(94)	(157)	1,349	(92)	25,576	3,264	13,225	4,899	(703)	(329)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	(13)	—	(10,772)	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	(13)	—	(10,772)	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Operating activities:
Net income (loss)	813	8,205	377	(1,275)	(17,784)	(11,178)	(1,245)	1,691	612	1,132
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	472	244	228	555	895	720	259	6,290	137	5
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	638	16,455	11,850	1,064	—	—	—
Gain (loss) on sale of assets, before tax effect	—	(7,247)	—	—	—	—	415	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	(198)	—	—	2	—	—	—	—	(38)
Prepaid expenses and other assets	48	1	15	4	241	89	3	260	18	4
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(48)	1	(15)	(33)	19	(70)	(173)	(63)	(18)	(4)
Due from subsidiaries	(1,251)	(18,078)	(591)	250	1,573	(1,350)	(6,513)	(7,142)	(720)	(1,099)

Net cash provided by (used in) operating activities	34	(17,072)	14	139	1,401	61	(6,190)	1,036	29	—

Investing activities:
Capital expenditures for property and equipment	(34)	1,204	(14)	(139)	(485)	(61)	(809)	(1,036)	(29)	—
Proceeds from sales of assets	—	16,500	—	—	—	—	7,750	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(632)	—	—	—	—	(751)	—	—	—

Net cash provided by (used in) investing activities	(34)	17,072	(14)	(139)	(485)	(61)	6,190	(1,036)	(29)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	(916)	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	(916)	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC
Operating activities:
Net income (loss)	3,719	1,045	1,013	(15,069)	1,152	2,154	2,194	—	—	—
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,483	560	1,291	872	1,270	538	1,438	—	—	—
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	16,128	—	—	—	—	—	—
Gain (loss) on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	(11)	—	—	—	—	—
Prepaid expenses and other assets	370	53	29	(14)	19	2	12	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(322)	(67)	(192)	(66)	(90)	(215)	246	—	—	—
Due from subsidiaries	(4,315)	(1,363)	(1,415)	(1,362)	(2,031)	(2,374)	(3,833)	—	—	—

Net cash provided by (used in) operating activities	2,935	228	726	489	309	105	57	—	—	—

Investing activities:
Capital expenditures for property and equipment	(2,935)	(228)	(726)	(489)	(309)	(105)	(57)	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Sales of marketable securities	—	—	—	—	—	—	—	—	—	—
Purchases of marketable securities	—	—	—	—	—	—	—	—	—	—
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(2,935)	(228)	(726)	(489)	(309)	(105)	(57)	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—
Purchase of limited partnership unit	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2003 (Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Operating activities:
Net income (loss)	—	—	—	(55,549)	(181,733)	270,566	$(404,437)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	1,067	49,270	—	111,891
Equity in earnings of affiliate	—	—	—	—	—	(270,566)	—
Loss on asset impairments	—	—	—	—	173,388	—	320,037
Gain (loss) on sale of assets, before tax effect	—	—	—	5,698	2,989	—	2,356
Gain on early extinguishment of debt	—	—	—	—	—	—	(4,085)
Minority interests	—	—	—	—	—	—	(62)
Amortization of unearned stock based compensation	—	—	—	—	—	—	2,544
Change in value of interest rate swaps	—	—	—	—	—	—	(3,977)
Deferred income taxes	—	—	—	—	—	—	(3,923)
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	4,203	(1,960)	—	(7,881)
Prepaid expenses and other assets	—	—	—	292	2,212	—	(345)
Due from/to Interstate Hotels & Resorts	—	—	—	(640)	(640)	—	5,911
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	(13,840)	(20,859)	—	(35,166)
Due from subsidiaries	—	—	—	(254)	(124,197)	—	—

Net cash provided by (used in) operating activities	—	—	—	(59,023)	(101,530)	—	(17,137)

Investing activities:
Capital expenditures for property and equipment	—	—	—	(894)	(20,987)	—	(36,190)
Proceeds from sales of assets	—	—	—	—	93,820	—	127,885
Sales of marketable securities	—	—	—	—	—	—	18,040
Purchases of marketable securities	—	—	—	—	—	—	(18,040)
Net payments from Interstate Hotels & Resorts	—	—	—	—	—	—	42,052
(Increase) decrease in restricted cash	—	—	—	—	—	—	(22,158)
Costs associated with disposition program and other, net	—	—	—	—	(4,507)	—	(6,821)

Net cash provided by (used in) investing activities	—	—	—	(894)	68,326	—	104,768

Financing activities:
Prepayments on long-term debt	—	—	—	—	(26,713)	—	(228,866)
Scheduled payments on long-term debt	—	—	—	—	—	—	(16,845)
Proceeds from issuance of long-term debt	—	—	—	—	—	—	260,468
Loans to/from subsidiaries	—	—	—	59,629	59,629	—	—
Contributions from partners	—	—	—	—	—	—	95,358
Distributions paid to minority investors	—	—	—	—	—	—	(565)
Purchase of limited partnership unit	—	—	—	—	—	—	(65)

Net cash provided by (used in) financing activities	—	—	—	59,629	32,916	—	109,485

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	(129)

Net increase (decrease) in cash and cash equivalents	—	—	—	(288)	(288)	—	196,987
Cash and cash equivalents, beginning of year	—	—	—	12,517	12,517	—	33,889

Cash and cash equivalents, end of year	—	—	—	12,229	12,229	—	$230,876

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC
Operating activities:
Net income (loss)	$(170,169)	(2,843)	—	—	646	(4,107)	1,106	—	942	3,356
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	13,433	50,468	—	—	133	112	453	—	431	2,385
Equity in earnings of affiliate	33,753	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	23,580	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	14,807	—	—	—	4,812	—	—	—	—
Loss on fair value of non-hedging derivatives	4,735	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	14,517	—	—	—	—	—	—	—	—	—
Minority interests	(15)	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	4,543	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	(7,612)	—	—	—	—	—	—	—	—	—
Deferred income taxes	(2,143)	—	—	—	—	—	(96)	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	(7,852)	(129)	—	—	(16)	(15)	8	—	—	—
Prepaid expenses and other assets	(1,780)	(589)	—	—	—	—	19	—	—	—
Due from/to Interstate Hotels & Resorts	144	—	—	—	—	—	—	—	—	—
Due from subsidiaries	193,137	(96,158)	—	—	(713)	(2,462)	(1,401)	—	(1,303)	(5,055)
Accounts payable, accrued expenses, accrued interest and other liabilities	(537)	(3,742)	—	—	(7)	457	47	—	(5)	214

Net cash provided by (used in) operating activities	74,154	(14,606)	—	—	43	(1,203)	136	—	65	900

Investing activities:
Capital expenditures for property and equipment	(2,324)	(17,000)	—	—	(43)	(4,616)	(136)	—	(65)	(900)
Proceeds from sales of assets	—	42,780	—	—	—	6,270	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	(7,500)	775	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(1,623)	2,562	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(1,358)	—	—	—	(451)	—	—	—	—

Net cash provided by (used in) investing activities	(11,447)	27,759	—	—	(43)	1,203	(136)	—	(65)	(900)

Financing activities:
Prepayments on long-term debt	(314,843)	(18,157)	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(19,466)	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	300,150	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(15,396)	—	—	—	—	—	—	—	—	—
Contributions from partners	3,153	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	(3,060)	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(49,462)	(18,157)	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	205	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	13,450	(5,004)	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	6,798	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	$20,248	(5,004)	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Sub 1C, L.P.	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	Old MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Operating activities:
Net income (loss)	(458)	851	470	733	557	—	—	1,340	3,141	83
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,021	600	463	135	706	—	—	526	1,692	918
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	(28)	—	—	—	14	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	1	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	(302)	(1,317)	(866)	(585)	(1,195)	—	46	(1,633)	(4,432)	(766)
Accounts payable, accrued expenses, accrued interest and other liabilities	141	(16)	(6)	32	38	—	(46)	(83)	163	(41)

Net cash provided by (used in) operating activities	402	118	61	287	106	—	1	164	564	194

Investing activities:
Capital expenditures for property and equipment	(402)	(118)	(61)	(287)	(106)	—	(1)	(164)	(564)	(194)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(402)	(118)	(61)	(287)	(106)	—	(1)	(164)	(564)	(194)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 5E, LLC
Operating activities:
Net income (loss)	2,213	1,235	1,327	(20,129)	(1,407)	(145)	568	1,123	938	3,232
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	602	1,058	837	1,389	283	541	634	849	453	1,943
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	20,111	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	1,578	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	(32)	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	(96)	—	—	—	(1)	—	—	—	—	—
Prepaid expenses and other assets	(1)	—	—	—	—	(14)	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	(2,474)	(1,778)	(1,789)	(1,168)	(11,656)	(262)	(1,021)	(1,789)	(1,277)	(5,007)
Accounts payable, accrued expenses, accrued interest and other liabilities	62	76	(44)	(56)	350	(21)	(31)	61	(27)	(117)

Net cash provided by (used in) operating activities	306	591	331	147	(10,885)	99	150	244	87	51

Investing activities:
Capital expenditures for property and equipment	(306)	(586)	(331)	(147)	(48)	(99)	(150)	(244)	(87)	(51)
Proceeds from sales of assets	—	—	—	—	11,600	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	(667)	—	—	—	—	—

Net cash provided by (used in) investing activities	(306)	(586)	(331)	(147)	10,885	(99)	(150)	(244)	(87)	(51)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	(5)	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	(5)	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Sub 7A Joint Venture	MeriStar Sub 6K, LLC	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Operating activities:
Net income (loss)	638	2,819	(464)	195	(2,398)	(3,591)	(605)	658	246	267
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	416	736	417	256	—	311	320	890	137	597
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	3,170	3,617	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	—	—	4	(53)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	(767)	(3,386)	192	242	(525)	90	271	(1,325)	(373)	(587)
Accounts payable, accrued expenses, accrued interest and other liabilities	(12)	44	64	65	33	49	34	(16)	8	38

Net cash provided by (used in) operating activities	275	213	209	758	280	476	20	207	22	262

Investing activities:
Capital expenditures for property and equipment	(270)	(213)	(248)	(758)	(280)	(476)	(85)	(207)	(22)	(262)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(270)	(213)	(248)	(758)	(280)	(476)	(85)	(207)	(22)	(262)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	(5)	—	39	—	—	—	65	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(5)	—	39	—	—	—	65	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC
Operating activities:
Net income (loss)	1,564	1,875	(6,877)	2,208	(393)	517	(5,445)	(1,257)	615	484
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	647	2,286	929	1,660	753	456	437	1,450	1,976	395
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	6,925	—	—	—	4,803	—	—	22
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	(114)	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	(1,909)	(3,161)	(1,069)	(3,465)	(78)	(821)	394	236	(1,905)	(575)
Accounts payable, accrued expenses, accrued interest and other liabilities	(59)	(473)	137	(136)	(124)	(35)	51	(36)	261	(147)

Net cash provided by (used in) operating activities	243	527	45	153	158	117	240	393	947	179

Investing activities:
Capital expenditures for property and equipment	(243)	(527)	(45)	(153)	(158)	(117)	(240)	(396)	(947)	(179)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(243)	(527)	(45)	(153)	(158)	(117)	(240)	(396)	(947)	(179)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	3	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	3	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 6M Company	MeriStar Sub 4B, L.P.	MeriStar Sub 6C, LLC
Operating activities:
Net income (loss)	1,639	(224)	412	970	881	1,216	392	2,794	(4,245)	2,011
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	474	1,122	1,187	454	298	219	1,211	521	777
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	3,780	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	—	13	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	(1,179)	(189)	(1,100)	(76)	(1,257)	(1,427)	(547)	(3,749)	1,226	(2,412)
Accounts payable, accrued expenses, accrued interest and other liabilities	78	20	11	(1,328)	27	(9)	(11)	(18)	109	(14)

Net cash provided by (used in) operating activities	538	81	445	753	105	78	53	251	1,391	362

Investing activities:
Capital expenditures for property and equipment	(538)	(158)	(445)	(753)	(105)	(78)	(53)	(251)	(1,391)	(362)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(538)	(158)	(445)	(753)	(105)	(78)	(53)	(251)	(1,391)	(362)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	—	77	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	77	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC
Operating activities:
Net income (loss)	(1,248)	809	(12,777)	2,429	589	3,784	1,164	970	651	1,444
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,035	921	921	6,201	3	3,475	494	1,434	1,267	1,343
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	12,724	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	—
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	—
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	319	—	—	—	—	45
Prepaid expenses and other assets	—	—	—	—	—	483	—	—	1	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Due from subsidiaries	455	(1,606)	(338)	(7,331)	(857)	(4,787)	(1,192)	(2,153)	(1,634)	(2,529)
Accounts payable, accrued expenses, accrued interest and other liabilities	(17)	(16)	58	160	(15)	135	79	67	(46)	(72)

Net cash provided by (used in) operating activities	225	108	588	1,459	39	3,090	545	318	239	231

Investing activities:
Capital expenditures for property and equipment	(358)	(108)	(588)	(1,454)	(39)	(3,090)	(545)	(318)	(239)	(231)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(358)	(108)	(588)	(1,454)	(39)	(3,090)	(545)	(318)	(239)	(231)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of long-term debt	133	—	—	(5)	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	—
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	133	—	—	(5)	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of year	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Year Ended December 31, 2002 (Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net income (loss)	—	—	—	—	—	—	(23,892)	(31,560)	33,753	$(170,819)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	4,874	61,464	—	125,365
Equity in earnings of affiliate	—	—	—	—	—	—	—	—	(33,753)	—
Loss on asset impairments	—	—	—	—	—	—	—	55,152	—	78,732
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	6,390	—	21,197
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—	4,735
Write down of note receivable with Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	14,517
Minority interests	—	—	—	—	—	—	—	—	—	(15)
Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—	4,543
Change in value of interest rate swaps	—	—	—	—	—	—	—	—	—	(7,612)
Deferred income taxes	—	—	—	—	—	—	—	(128)	—	(2,271)
Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—
Accounts receivable	—	—	—	—	—	—	(1,785)	(1,669)	—	(9,650)
Prepaid expenses and other assets	—	—	—	—	—	—	(1,485)	(1,032)	—	(3,401)
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	6,613	6,613	—	6,757
Due from subsidiaries	—	—	—	—	—	—	4,429	(96,979)	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	—	—	14	99	—	(4,180)

Net cash provided by (used in) operating activities	—	—	—	—	—	—	(11,232)	(1,650)	—	57,898

Investing activities:
Capital expenditures for property and equipment	—	—	—	—	—	—	(1,387)	(28,023)	—	(47,347)
Proceeds from sales of assets	—	—	—	—	—	—	—	17,870	—	60,650
Net payments from (advances to) Interstate Hotels & Resorts	—	—	—	—	—	—	(775)	(775)	—	(7,500)
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	939
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	(1,118)	—	(2,476)

Net cash provided by (used in) investing activities	—	—	—	—	—	—	(2,162)	(12,046)	—	4,266

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	(333,000)
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	(19,466)
Proceeds from issuance of long-term debt	—	—	—	—	—	—	—	302	—	300,452
Loans to/from subsidiaries	—	—	—	—	—	—	15,396	15,396	—	—
Contributions from partners	—	—	—	—	—	—	—	—	—	3,153
Distributions paid to minority investors	—	—	—	—	—	—	—	—	—	(3,060)

Net cash provided by (used in) financing activities	—	—	—	—	—	—	15,396	15,698	—	(51,921)

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	205

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	2,002	2,002	—	10,448
Cash and cash equivalents, beginning of year	—	—	—	—	—	—	16,643	16,643	—	23,441

Cash and cash equivalents, end of year	—	—	—	—	—	—	18,645	18,645	—	$33,889